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                                                                   EXHIBIT 10.14



         Form of Warrant for the purchase of the Common Stock of the Company received by all participants in a private financing between February 4, 1997 and April 30, 1997: This form of Warrant was signed by the Company as consideration to all participants in a private financing between February 4, 1997 and April 30, 1997, including a Warrant as consideration to Stanley Berger, an affiliate of the Company, who received a Warrant to purchase 8,250 shares.


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THIS WARRANT AND THE SECURITIES THAT MAY BE ACQUIRED UPON THE EXERCISE OF THIS
WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   HIPPO, INC.

                                Non-Transferable
                          Common Stock Purchase Warrant

         HIPPO, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ______________________ ("Holder") is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or after the date hereof and prior to 5:00 P.M., New York City time, on the Expiration Date, 33,000 (subject to adjustment hereafter as provided below and in Section 2, the "Warrant Number") fully paid and non-assessable shares of Common Stock at a price per share of $.25 as of the date hereof, subject to adjustment hereafter as provided in Section 2 (the "Purchase Price").

         This Warrant is being issued in connection with the sale of the Company's Promissory Notes dated as of the date hereof (the "Notes"). If the Notes are repaid by the Company within 45 days after the date hereof, the Warrant Number shall automatically be reduced to 25,000 without further action by the Company, such reduction to become effective immediately upon the Company's making of such repayment to the holders of the Notes.

         Certain capitalized terms used herein shall have the meanings set forth in Section 6.

Section 1.  EXERCISE OF WARRANT.

         1.1. Exercise. This Warrant may be exercised by Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with (i) the form of subscription at the end hereof duly executed by Holder, to the Company at its principal office, and (ii) payment, by certified or official bank check payable to the order of the Company or by wire transfer to its account, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then being exercised by the Purchase Price then in effect. In the event the Warrant is not exercised in full, the Company, at its expense, shall forthwith issue and deliver to or upon the order of Holder a new Warrant of like tenor in the name of Holder or as Holder (upon payment by Holder of any applicable transfer taxes) may request, calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to (i) the number of such shares



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called for on the face of this Warrant minus (ii) the number of such shares for which this Warrant shall have been exercised (without giving effect to any adjustment in number as a result of changes in the Purchase Price called for above).

         1.2 Delivery of Stock Certificates. Subject to the terms and conditions of this Agreement, as soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Holder, or as Holder (upon payment by Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which Holder is entitled upon such exercise.

         1.3. Fractional Shares. This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event Holder shall be entitled to cash equal to the value of such fractional share on the basis of the mean between the low bid and high asked prices of the Common Stock on the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System or the closing market price of the Common Stock on a national securities exchange on the trading day immediately prior to the date of exercise, whichever is applicable, or if neither is applicable, then on the basis of the then market value of the Common Stock as it shall be reasonably determined by the Board of Directors of the Company.

         1.4. Compliance with Law. This Warrant is subject to all laws, regulations and orders of any governmental authority that may be applicable hereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise the Warrant nor will the Company be obligated to issue any shares of stock hereunder if exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. As a consequence, the Holder may not be able to exercise this Warrant if it is not an "accredited investor" as defined in Regulation D promulgated under the Securities Act as of the time of exercise. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this Warrant or the issuance of shares pursuant hereto to comply with any such law, regulation, order or provision.

Section 2.  ADJUSTMENTS.

         2.1. Adjustment for Stock Dividends. In case the Company shall pay a dividend or make any other distribution on any class of capital stock of the Company in shares of Common Stock, the Purchase Price in effect at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Purchase Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares of Common Stock constituting



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such dividend or other distribution, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for such determination. For the purposes of this Section 2.1, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company.

         2.2. Adjustment for Stock Subdivisions and Combinations. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Purchase Price in effect at the close of business on the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Purchase Price in effect at the opening of business on the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         2.3. Computation of Adjusted Purchase Price. Whenever the Purchase Price is adjusted as provided in this Section 2:

                  (a) The Company shall compute the adjusted Purchase Price to the nearest one-hundredth of a cent in accordance with this Section 2 and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Purchase Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at the office maintained pursuant to Section 3.3;

                  (b) A notice stating that the Purchase Price has been adjusted and setting forth the adjusted Purchase Price shall, as soon as practicable after it is required, be mailed to Holder; and

                  (c) At its option, Holder may confirm the adjustment noted on the certificate by causing such adjustment to be computed by an independent certified public accountant at the expense of the Company.

         2.4. Minimum Adjustment. No adjustment in the Purchase Price shall be required under this Section 2 unless such adjustment would require an increase or decrease of at least one percent in such price; provided, however, that any adjustments that by reason of this Section 2.4 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest one-hundredth of a cent or to the nearest one-hundredth of a share as the case may be.

         2.5 Adjustment of Warrant Number. When any adjustment is required to be made in the Exercise Price, the Warrant Number shall be changed to the number determined by dividing (i) an amount equal to the Warrant Number immediately prior to such adjustment multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.


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Section 3.  CERTAIN OBLIGATIONS OF THE COMPANY.

         3.1. Reservation of Stock. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock or out of shares of its treasury stock, solely for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, a number of shares of Common Stock equal to the number of shares of Common Stock issuable hereunder. The Company will from time to time, in accordance with the laws of the State of Delaware, take action to increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock authorized but remaining unissued and unreserved for other purposes shall be insufficient to permit the exercise of this Warrant.

         3.2. No Valuation or Impairment. The Company will not, by amendment of its Certificate of Incorporation, including, without limitation, amendment of the par value of its Common Stock, or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Warrant in a reasonable manner and in the taking of all other action that may be necessary in order to protect the rights of the holder of this Warrant against dilution in the manner required by the provisions of this Warrant.

         3.3. Maintenance of Office. The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to Holder, at the address of Holder appearing on the books of the Company, of each change in the location of such office.

Section 4.  REORGANIZATION, ETC.

         If any reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of its assets to another corporation or other Person shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby Holder shall thereafter have the right to purchase and receive upon the terms and conditions herein specified and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon exercise of this Warrant such securities or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any securities or property

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thereafter deliverable upon the exercise hereof. The Company shall not effect any such reorganization, consolidation, merger or sale unless, prior to or contemporaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation or other Person purchasing such assets shall assume by written instrument executed and delivered to Holder, the obligation to deliver to Holder such securities or property as, in accordance with the foregoing provisions, Holder may be entitled to purchase or receive.

Section 5.  NOTICES OF RECORD DATE.

         In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or any consolidation or merger of the Company with or into any other Person; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such event, the Company will give to Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock for securities or other property deliverable on such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable on such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date specified in such notice on which any such action is to be taken.

Section 6.  DEFINITIONS.

         As used herein, the following terms, unless the context otherwise requires, have the following respective meanings:

         6.1. The term Common Stock means the Company's Common Stock, par value $.01 per share, and any other securities into which or for which the Common Stock is converted or exchanged



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pursuant to a plan of reclassification, reorganization, consolidation, merger, sale of assets, dissolution, liquidation, or otherwise.

         6.2. The term Expiration Date shall mean the fifth anniversary of the date of this Warrant.

         6.3. The term Person shall mean an individual, partnership, corporation, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof.

         6.4. The term Warrant Stock shall mean any equity security issued upon exercise of this Warrant.

Section 7.  REPLACEMENT OF WARRANTS.

         Upon (a) surrender of this Warrant in mutilated form or receipt of evidence satisfactory to the Company of the loss, theft or destruction of this Warrant and (b) in the case of any loss, theft or destruction of any Warrant, receipt of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, then, in the absence of actual notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company, at its expense, shall execute and deliver, in lieu of this Warrant, a new Warrant identical in form to this Warrant.

Section 8.  REMEDIES.

         The Company stipulates that the remedies at law of the Holder in the event of any breach or threatened breach by the Company of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a breach of any of the terms hereof or otherwise.

Section 9.  TRANSFER.

         This Warrant and the shares of Common Stock issuable hereunder shall not be sold, transferred, pledged or hypothecated unless the proposed disposition is the subject of a Federal currently effective registration statement under the Securities Act or unless the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition. Subject to the first sentence of this Section, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the registered holder thereof in person or by a duly authorized attorney, upon surrender of this Warrant together with an assignment hereof properly endorsed. Until transfer hereof on the registration books of the Company, the Company may treat the existing registered holder hereof as the owner hereof for all purposes. Any transferee of this Warrant and any rights hereunder, by acceptance thereof, agrees to assume all of the obligations of Holder and to be bound by all of the terms and provisions of this Warrant.

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         This Warrant is not transferable in any case except with the prior written consent of the Company, which consent may be withheld in its sole discretion.

Section 10.  NOTICES.

         Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally, (ii) sent by certified, registered or express mail, postage prepaid, (iii) telegraphed or (iv) telexed or sent by facsimile transmission, and shall be deemed given when so delivered personally, telegraphed, telexed, sent by facsimile transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to the address of Holder appearing in the Company's records or, if to the Company, to its office maintained pursuant to Section 3.3.

Section 11.  MISCELLANEOUS.

         This Warrant shall be binding upon the Company and Holder and their legal representatives, successors and assigns. In case any provision of this Warrant shall be invalid, illegal or unenforceable, or partially invalid, illegal or unenforceable, the provision shall be enforced to the extent, if any, that it may legally be enforced and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Warrant and any term hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without regard to its principles of conflicts of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall take effect as an instrument under seal.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

Dated as of ________________            HIPPO, INC.


(Corporate Seal)                        By:
                                           --------------------------------
                                                 Chief Executive Officer


Attest:

--------------------------------
Secretary



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                              FORM OF SUBSCRIPTION

                        (To be signed only on exercise of
                         Common Stock Purchase Warrant)


TO:  HIPPO, INC.

         The undersigned, the holder of the within Common Stock Purchase Warrant, hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder *__________ shares of Common Stock of HIPPO, INC. (the "Company") and herewith makes payment of $________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________, whose address is

_____________________________________________________________________________.



Dated:                      ----------------------------------------
                            (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

                            ----------------------------------------
                                (Address)
                            ----------------------------------------




Signed in the presence of:


-----------------------------------






         *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash that, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.


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                               FORM OF ASSIGNMENT

                        (To be signed only on transfer of
                         Common Stock Purchase Warrant)


         For value received, the undersigned hereby sells, assigns, and transfers unto ____________________________ of
_______________________________________________ the right represented by the within Common Stock Purchase Warrant to purchase ________shares of Common Stock of Hippo, Inc. to which the within Common Stock Purchase Warrant relates, and appoints ___________________________ Attorney to transfer such right on the books of HIPPO, INC. with full power of substitution in the premises.


Dated:                       ----------------------------------------
                             (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                             ----------------------------------------
                                             (Address)
                             ----------------------------------------



Signed in the presence of:


-----------------------------------


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